UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2024

X4 PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38295	27-3181608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

61 North Beacon Street,	4th Floor
Boston,	Massachusetts	02134
(Address of principal executive offices)		(Zip Code)

(857) 529-8300
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
_______________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XFOR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On June 10, 2024, X4 Pharmaceuticals Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”), at which a quorum was present. The final results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting are set forth below. These proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2024.

Proposal 1 - Election of Directors

The Company’s stockholders elected the three persons listed below as directors, each to serve until the Company’s 2027 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified or until their earlier death, resignation of removal. The votes cast were as follows:

Nominees	For	Withheld	Broker Non-Votes
David McGirr, M.B.A.	83,110,008	11,137,060	36,561,395
Paula Ragan, Ph.D.	93,318,699	928,369	36,561,395
Michael S. Wzyga	83,840,957	10,406,111	36,561,395

Proposal 2 – Ratification of the Selection of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection of PricewaterhouseCoopers LLP by the Audit Committee of the Board of Directors as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
129,116,244	620,394	1,071,825	—

Proposal 3 – Non-Binding Advisory “Say-On-Pay” Vote on Named Executive Officer Compensation

The Company’s stockholders approved, by a non-binding “say-on-pay” vote, the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement relating to the Annual Meeting. The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
89,159,259	4,443,024	644,785	36,561,395

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

X4 PHARMACEUTICALS, INC.

Date: June 11, 2024	By:	/s/ Adam Mostafa
Adam Mostafa
Chief Financial Officer